                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2003


                              Analog Devices, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


      Massachusetts                     1-7819                    04-2348234
--------------------------------------------------------------------------------
 (State or other juris-              (Commission                (IRS Employer
diction of incorporation             File Number)            Identification No.)



    One Technology Way, Norwood, MA                                 02062
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (781) 329-4700


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On May 14, 2003, Analog Devices, Inc. announced its financial results for the quarter ended May 3, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 14, 2003                      ANALOG DEVICES, INC.


                                        By: /s/ Joseph E. McDonough
                                            ------------------------------------
                                            Joseph E. McDonough
                                            Vice President-Finance and Chief
                                            Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)

                                  EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------
99.1                              Press release dated May 14, 2003